Exhibit 25



                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints G. S. Frazza, P.S. Galloway, and B.M. Flicker, and each of them, the undersigned's true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Johnson & Johnson registration statements and amendments thereto (including post-effective amendments) relating to the issuance or guarantee of $2,000,000,000 in principal amount of debt securities and/or warrants to purchase debt securities (in addition to $585,000,000 in principal amount of debt securities and/or warrants to purchase debt securities currently available under an effective Johnson & Johnson registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigncd has executed this Power of Attorney as of the date written below.

 /s/R.S. LARSEN                                      /s/A.D. J0RDON
- ----------------                                    -----------------
(R.S. Larsen)                                        (A.D. Jordon)

 /s/C.H. JOHNSON
- ----------------                                    -----------------
(C.H. Johnson)                                      (A.G. Langbo)

/s/A.W. ROULSTON
- ----------------                                    -----------------
(A.W. Roulston)                                     (J.S. Mayo)

 /s/J.W. BLACK                                       /s/T.S. MURPHY
- ----------------                                    -----------------
(J.W. Black)                                        (T.S. Murphy)

 /s/G.N. BURROW                                     /s/P.J. RIZZO
- ----------------                                    -----------------
(G.N. Burrow)                                       (P.J. RIZZO)

/s/R.E. CAMPBELL                                     /s/M.F. SINGER
- ----------------                                    -----------------
(R.E. Campbell)                                     (M.F. Singer)

/s/J.G. COONEY                                       /s/R.B. SMITH
- ----------------                                    -----------------
(J.G. Cooney)                                       (R.B. Smith)

/s/ P.M. HAWLEY                                      /s/R.N. WILSON
- ----------------                                    -----------------
(P.M. Hawley)                                       (R.N. Wilson)

Dated: September 29, 1994